UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 16, 2008

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10109	95-104-0600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of Principal Executive Offices) (Zip Code)

(714) 871-4848

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached is a press release issued by Beckman Coulter, Inc. on December 16, 2008 disclosing information concerning the company’s outlook for 2008 and 2009.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1	Text of press release issued by Beckman Coulter, Inc. dated December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008	BECKMAN COULTER, INC.

	By:	/s/ PATRICIA STOUT
	Name:	Patricia Stout
	Title:	Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Text of press release issued by Beckman Coulter, Inc. dated December 16, 2008.

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